EXHIBIT 10.28.3
					    ---------------


		       ATSC PLEDGE AGREEMENT
		      ---------------------


	THIS SECURITY AND PLEDGE AGREEMENT (as such agreement may be amended,

supplemented or otherwise modified from time to time, this "Agreement"), dated
							    ---------
as of June 30, 1998, is made by ANNTAYLOR STORES CORPORATION, a Delaware corporation, with its principal place of business located at 142 West 57th

Street, New York, New York 10019 (the "Grantor"), in favor of BANK OF AMERICA
				       -------
NATIONAL TRUST AND SAVINGS ASSOCIATION, with an office located at 1455

Market Street, San Francisco, California 94103, in its capacity as administrative agent for the Lenders under the Credit Agreement (as defined below) (in such capacity, the "Administrative Agent").
			       --------------------



				R E C I T A L S:


	AnnTaylor, Inc., a Subsidiary of the Grantor, (the "Borrower"),
							    --------
certain financial institutions currently and in the future to be parties to the Credit Agreement (such financial institutions being collectively referred to as the "Lenders"), the Administrative Agent, BancAmerica
		    -------
Robertson Stephens, as Arranger (in such capacity, the "Arranger"),
							--------
Citicorp USA and First Union Capital Markets, in their respective capacities as Syndication Agents (in such capacities, the "Syndication
							   -----------
Agents") and Bank of America National Trust and Savings Association,
------
Citibank, N.A. and First Union National Bank, in their respective capacities as Issuing Banks (in such capacities, the "Issuing Banks")
						      -------------
have entered into a certain Credit Agreement dated as of June 30, 1998,

(as such agreement may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; the capitalized terms not
			----------------
otherwise defined herein are being used herein as defined in the Credit

Agreement), which provides for the Lenders to make Loans and the Issuing

Banks to issue Letters of Credit.  In connection with the Credit Agreement,

the Grantor has entered into the Guaranty, dated as of June 30, 1998

(the "Guaranty").  It is a condition precedent to the effectiveness of
      --------
the Credit Agreement that this Agreement shall have been executed and delivered.



	NOW, THEREFORE, in consideration of the above premises and in order to induce the Lenders to make Loans and each Issuing Bank to issue

Letters of Credit under the Credit Agreement, the Grantor hereby agrees with the Administrative Agent for its benefit, and for the benefit of the

Lenders, the Issuing Banks, the Arranger and the Syndication Agents, by

acceptance hereof, as follows:



	Section 1.  Grant of Security.  To secure the prompt and complete
		    -----------------
payment, observance and performance when due (whether at the stated

maturity, by acceleration or otherwise) of all the Guaranteed Obligations

(as defined in the Guaranty) and all other obligations of the Grantor under the Guaranty, the Grantor hereby assigns and pledges to the Administrative

Agent, and hereby grants to the Administrative Agent, for its benefit and

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			   -2-


the benefit of the Lenders, the Issuing Banks, the Arranger, and the

Syndication Agents, a security interest in all of the Grantor's right,

title and interest in and to the following, whether now owned or existing or hereafter arising or acquired and wheresoever located (collectively,

the "Collateral"):
     ----------


	ACCOUNTS:  All accounts receivable and other rights to payment arising out of the sale or lease of goods and services, whether or not earned by performance, and all Credit Card Accounts, including, without limitation, all "accounts", as such term is defined in the Uniform

Commercial Code in effect on the date hereof in the State of New York

(the "UCC") (in each instance, however, and wherever arising,
      ---
collectively, "Accounts");
	       --------


	CHATTEL PAPER, INSTRUMENTS, INVESTMENT PROPERTY AND DOCUMENTS:  All

chattel paper, all instruments, all investment property and all documents

(including, without limitation, (a) the shares of stock described in Annex

I-A hereto (the "Pledged Shares") and all dividends, instruments and other
		 --------------
property from time to time distributed in respect thereof or in exchange therefor, and (b) the notes and debt instruments described in Annex IB hereto (the "Pledged Debt") and all payments thereunder and instruments and
	     ------------
other property from time to time delivered in respect thereof or in exchange therefor), and all bills of lading, warehouse receipts and other documents of title and documents, including, without limitation, all "chattel paper",

"instruments", "investment property" and "documents", as such terms are defined in the UCC, in each instance whether now owned or hereafter acquired by the Grantor, other than any promissory note with an original principal amount of less than $1,000,000 owing to the Grantor from a senior executive or key employee of the Grantor (an "Excluded Note") (collectively, "Chattel
				    -------------                   -------
Paper, Instruments, Investment Property and Documents");
-----------------------------------------------------




	EQUIPMENT:  All machinery and equipment, all manufacturing,

distribution, selling, data processing and office equipment, all furniture,

furnishings, appliances, tools, tooling, molds, dies, vehicles, vessels,

aircraft and all other goods of every type and description, in each instance whether now owned or hereafter acquired by the Grantor and wherever located,

including all "equipment", as such term is defined in the UCC; provided that
							       --------
equipment shall not include "fixtures" as defined in Section 9-313 of the UCC

(collectively, "Equipment");
		---------


	GENERAL INTANGIBLES:  All rights, interests, choses in action, causes of action, claims and all other intangible property of the Grantor of every kind and nature, in each instance whether now owned or hereafter acquired by the Grantor, including, without limitation, all corporate and other business records; all loans, royalties, and other obligations receivable;

all inventions, designs, patents, patent applications, service marks, trade names and trademarks (including any applications for the foregoing and whether or not registered) and the goodwill of the Grantor's business connected with and symbolized by such trademarks, trade secrets,

computer programs, software, printouts and other computer materials,

goodwill, registrations, U.S. registered copyrights, licenses relating to trademarks and U.S. registered copyrights, franchises, customer lists,

credit files, correspondence and advertising materials; all customer and supplier contracts, firm sale orders, rights under license and franchise

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				  -3-



agreements, and other contracts and contract rights; all interests in partnerships, joint ventures and other entities; all tax refunds and tax refund claims; all right, title and interest under leases, subleases,

licenses and concessions and other agreements relating to real or personal property; all payments due or made to the Grantor in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any property by any person or governmental authority; all deposit accounts (general or special) with any bank or other financial institution;

all credits with and other claims against carriers and shippers; all rights to indemnification; all reversionary interests in pension and profit sharing plans and reversionary, beneficial and residual interest in trusts; all proceeds of insurance of which the Grantor is beneficiary;

and all letters of credit, guaranties, liens, security interests and other security held by or granted to the Grantor; and all other intangible property, whether or not similar to the foregoing,

including, without limitation, all "general intangibles", as such term is defined in the UCC (in each instance, however and wherever arising,

collectively, "General Intangibles"); provided, that the foregoing
	       -------------------    ---------
limitation shall not affect, limit, restrict or impair the grant by such Grantor of a security interest pursuant to this Agreement in any receivable or any money or other amounts due or to become due under any such contract, agreement, instrument or indenture



	INVENTORY:  All inventory, finished goods, raw materials, work in process and other goods, including, without limitation, all "inventory",

as such term is defined in the UCC (in each instance, however, and wherever arising, collectively, "Inventory"); and
			---------


	OTHER PROPERTY:  All property or interests in property now owned or hereafter acquired by the Grantor which now may be owned or hereafter may come into the possession, custody or control of the Administrative Agent,

any of the Lenders, any Issuing Bank or any agent or Affiliate of any of them in any way or for any purpose (whether for safekeeping, deposit,

custody, pledge, transmission, collection or otherwise); and all rights and interests of the Grantor, now existing or hereafter arising and however and wherever arising, in respect of any and all (i) notes, drafts, letters of credit, bank accounts, stocks, bonds, and debt and equity securities,

whether or not certificated, and warrants, options, puts and calls and other rights to acquire or otherwise relating to the same; (ii) money;

(iii) proceeds of loans, including without limitation, all the Loans made to the Grantor under the Credit Agreement; and (iv) insurance proceeds and books and records relating to any of the property covered by this

Agreement (collectively, "Other Property");
			  --------------


together, in each instance, with all accessions and additions thereto,

substitutions therefor, and replacements, proceeds and products thereof;

provided, however, that the foregoing grant of a security interest shall
--------  -------
not include a security interest in any contract, lease and any property subject to an enforceable lease which by its terms expressly prohibits the right of the Grantor to grant a security interest in such contract,

lease or property.  Each Grantor agrees to use its commercially reasonable efforts to ensure that no future lease contains any restrictions on such

Grantor's right to grant a security interest in any equipment placed on the leased premises.


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			     -4-

	Section 2.  Grantor Remains Liable.  Anything herein to the contrary
		    ----------------------
notwithstanding, (a) the Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform its duties and obligations thereunder to the same extent as if this

Agreement had not been executed, (b) the exercise by the Administrative

Agent of any of its rights hereunder shall not release the Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral (except to the extent that such exercise prevents the Grantor from satisfying such duties and obligations), and

(c) the Administrative Agent shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Administrative Agent be obligated to perform any of the obligations or duties of the Grantor thereunder, to make any payment, to make any inquiry as to the nature or sufficiency of any payment received by the Grantor or the sufficiency of any performance by any party under any such contract or agreement or to take any action to collect or enforce any claim for payment assigned hereunder.



	Section 3.  Delivery of Pledged Collateral.  All certificates, notes
		    ------------------------------
and other instruments representing or evidencing the Pledged Shares or the

Pledged Debt and all other instruments now owned or at any time hereafter acquired by the Grantor other than any Excluded Notes (collectively, the

"Pledged Collateral") shall be delivered to and held by or on behalf of the
 ------------------
Administrative Agent pursuant hereto (except as otherwise provided in the last sentence of Section 4(f) hereof) and shall be in suitable form for
		 ------------
transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignments in blank, all in form and substance satisfactory to the Administrative Agent.  Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right, at any time in its discretion and without notice to the Grantor, to transfer to or to register in the name of the Administrative Agent or any nominee of the Administrative Agent any or all of the Pledged Collateral, subject only to the revocable rights specified in Section 8 hereof.  In addition,
					  ---------
upon the occurrence and during the continuance of an Event of Default,

the Administrative Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged

Collateral for certificates or instruments of smaller or larger denominations.



	Section 4.  Representations and Warranties.  The Grantor represents and
		    ------------------------------
warrants as follows:

		(a)     As of the date of this Agreement, the locations listed

	on Annex II to this Agreement constitute all locations at which its
	   --------
	Inventory or Equipment is located, except (i) for Inventory

	(other than raw materials or work in progress) or Equipment

	temporarily in transit from one location listed on such Annex to

	another location listed on such Annex or (ii) Inventory (other

	than raw materials or work in process) or Equipment in transit with

	common or other carriers to a location listed on such Annex.

	As of the date of this Agreement, the chief place of business and

	chief executive office of the Grantor are located at the address

	first specified above for the Grantor.

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				   -5-




		(b)     The Grantor is the legal and beneficial owner of

	the Collateral free and clear of all liens, security interests

	or other encumbrances, except (other than in respect of Pledged

	Collateral described in (e) below) as expressly permitted by

	Section 8.02(b)  of the Credit Agreement.  For the past five
	---------------
	years, Grantor has conducted business only under its own

	corporate name and not under any trade name or other name.


		(c)     The Grantor has exclusive possession and control of

	the Inventory (other than raw materials and work in process) and

	Equipment, except for (i) Equipment in the possession and control

	of the Grantor's lessees and licensees under written lease and

	license agreements entered into in the ordinary course of business

	and consistent with past practice and (ii) Inventory or Equipment

	in transit with common or other carriers.



		(d)     The Pledged Shares have been duly authorized and

	validly issued and are fully paid and non-assessable.  The Pledged

	Debt of the Grantor's Subsidiaries (if any), and, to the best of

	the Grantor's knowledge, all other Pledged Debt, has been duly

	authorized, issued and delivered, and is the legal, valid,

	binding and enforceable obligation of the issuers thereof.



		(e)     The Pledged Shares indicated on Annex I-A
							---------
	hereto constitute all of the shares of stock held by the Grantor

	of the respective issuers thereof and constitute 65% of all of

	the shares of stock of the respective issuers who are Foreign

	Subsidiaries.  The Pledged Shares and the Pledged Debt constitute

	all of the Pledged Collateral except for Pledged Collateral

	consisting of checks and drafts received in the ordinary course of

	business and with respect to which the Administrative Agent has

	not at any time requested possession and which are not a material

	portion of the Collateral under this Agreement (the "Personal
							     --------
	Property Collateral"), either singly or in the aggregate.
	-------------------


		(f)     This Agreement creates a valid security interest

	in the Collateral (other than the Pledged Collateral), securing the

	payment of the Guaranteed Obligations, and all filings and other

	actions necessary or desirable to perfect such security interest

	under the Uniform Commercial Code as enacted in each relevant

	jurisdiction have been duly taken or will be duly taken not later

	than five Business Days after the date hereof (all such actions

	being the filing of financing statements in the filing offices

	listed on Annex III hereto).  The pledge and delivery of the
		  ---------
	Pledged Collateral pursuant to this Agreement and all other

	filings and other actions taken by the Grantor to perfect such

	security interest prior to the date hereof, create a valid and

	perfected first priority security interest in the Pledged

	Collateral, securing the payment of the Guaranteed Obligations

	except for Pledged Collateral consisting of checks and drafts

	received in the ordinary course of business with respect to

	which the Administrative Agent has not at any time requested

	possession and which are not a material portion of the Personal

	Property Collateral, either singly or in the aggregate.


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				   -6-

		(g)     Other than the filings with the United States Patent

	and Trademark Office, filings and registrations with the United

	States Copyright Office and filings under the Uniform Commercial

	Code in effect in each relevant jurisdiction, no authorization,

	approval or other action by, and no notice to or filing with,

	any federal, state or local governmental authority in the United

	States that have not already been taken or made and which are in

	full force and effect, is required (i) for the pledge by the Grantor

	of the Pledged Collateral or for the grant by the Grantor of the

	security interest in the Collateral granted hereby or for the

	execution, delivery or performance of this Agreement by the

	Grantor, (ii) for the exercise by the Administrative Agent of

	the voting or other rights provided in this Agreement with respect

	to the Pledged Collateral or the remedies in respect of the Pledged

	Collateral pursuant to this Agreement (except as may be required

	in connection with the disposition thereof by laws affecting the

	offering and sale of securities generally), or (iii) for the

	exercise by the Administrative Agent of any of its other rights or

	remedies hereunder.



		(h)     (i)  No amount payable to the Grantor under or

	in connection with any Account is evidenced by any "instrument" or

	"chattel paper", as such terms are defined in the UCC, which has

	not been delivered to the Administrative Agent.



		(ii)  The amounts represented by the Grantor to the

	Lenders from time to time as owing to such Grantor in respect of

	the Accounts will at such times be accurate.




Section 5.  Further Assurances.
	    ------------------

		(a)     The Grantor agrees that from time to time, at the

	expense of the Grantor, the Grantor will promptly execute and

	deliver all further instruments and documents, and take all

	further action, that may be necessary or desirable, or that the

	Administrative Agent may reasonably request, in order to perfect

	and protect any security interest granted or purported to be

	granted hereby or to enable the Administrative Agent to exercise

	and enforce its rights and remedies hereunder with respect to

	any Collateral.  Without limiting the generality of the foregoing,

	at the request of the Administrative Agent, the Grantor shall:

	(i) if an Event of Default shall have occurred and be continuing,

	mark conspicuously each document included in the Collateral at the

	request of the Administrative Agent made at any time, and whether

	or not an Event of Default shall have occurred, mark each of its

	records pertaining to the Collateral with a legend, in form and

	substance satisfactory to the Administrative Agent, indicating

	that such document or Collateral is subject to the security

	interest granted hereby; (ii) execute and file such financing or

	continuation statements, or amendments thereto, and such other

	instruments or notices, as may be necessary or desirable, or as

	the Administrative Agent may reasonably request, in order to

	perfect and preserve the security interests granted or purported

	to be granted hereby; and (iii) in the case of investment property

	and any other relevant Collateral, taking any actions necessary to

	enable the Administrative Agent to obtain "control" (within the

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				    -7-


	meaning of the applicable Uniform Commercial Code) with respect

	thereto.  The Grantor shall maintain the security interest created

	by this Agreement as a perfected security interest and shall defend

	such security interest against the claims and demands of all Persons

	whomsoever.



		(b)     The Grantor hereby authorizes the Administrative

	Agent to file one or more financing or continuation statements, and

	amendments thereto, relative to all or any part of the Collateral

	without the signature of the Grantor where permitted by law.  A

	carbon, photographic or other reproduction of this Agreement or

	any financing statement covering the Collateral or any part

	thereof shall be sufficient as a financing statement where

	permitted by law.


		(c)     The Grantor shall furnish to the Administrative

	Agent from time to time statements and schedules further

	identifying and describing the Collateral and such other reports

	in connection with the Collateral as the Administrative Agent

	may request, all in reasonable detail.



		Section 6.  As to Inventory, Equipment and Accounts.
			    ----------------------------------------
The Grantor shall:

		(a)     Keep its Inventory and Equipment (other than raw

	materials and work in process and Inventory sold in the ordinary

	course of business and Equipment sold in accordance with Section
								 -------
	8.02 of the Credit Agreement) at the places specified in
	----
	Section 4(a) hereof and deliver written notice to the
	------------
	Administrative Agent at least 30 days prior to establishing any

	other location at which it reasonably expects to maintain

	Inventory or Equipment in which jurisdiction all action required

	by Section 5 hereof shall have been taken with respect to all
	   ---------
	such Inventory (other than raw materials and work in process)

	or Equipment, as the case may be, in order to perfect the security

	interest granted therein under this Agreement.



		(b)     Maintain or cause to be maintained in good repair,

	working order and condition, excepting ordinary wear and tear and

	damage due to casualty, all of the Equipment, and make or cause to

	be made all appropriate repairs, renewals and replacements thereof,

	to the extent not obsolete and consistent with past practice of the

	Grantor, as quickly as practicable after the occurrence of any loss

	or damage thereto which are necessary or desirable to such end.

	The Grantor shall promptly furnish to the Administrative Agent a

	statement respecting any material loss or damage as a result of

	a single occurrence to any of its Inventory or Equipment which has

	an aggregate fair market value exceeding $250,000.



		(c)     Maintain the same or substantially the same insurance

	with respect to its properties as Borrower may be required to

	maintain under Section 7.05 of the Credit Agreement with respect to
		       ------------
	its properties and to comply with the terms thereof.  All insurance

	maintained by the Grantor with respect to the Collateral shall

	(i) provide that no cancellation, material reduction in amount or

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				 -8-

	material change in coverage thereof shall be effective until at

	least 30 days after receipt by the Administrative Agent of written

	notice thereof, (ii) name the Administrative Agent as insured party

	or loss payee, (iii) if reasonably requested by the Administrative

	Agent, include a breach of warranty clause and (iv) be reasonably

	satisfactory in all other respects to the Administrative Agent.




		(d)     The Grantor will not, except upon 30 days' prior

	written notice to the Administrative Agent and delivery to the

	Administrative Agent of all additional executed financing

	statements and other documents reasonably requested by the

	Administrative Agent to maintain the validity, perfection and

	priority of the security interests provided for herein:



		(i)     change its jurisdiction of organization or the

	location of its chief executive office or sole place of business

	from that referred to in Section 4(a) hereof; or
				 ------------



		(ii)    change its name, identity or corporate structure

	to such an extent that any financing statement filed by the

	Administrative Agent in connection with this Agreement would

	become misleading.



		Section 7.  As to the Pledged Collateral.
			    ----------------------------

		(a) So long as no Event of Default shall have occurred and be continuing:

			(i)     The Grantor and not the Administrative

		Agent shall be entitled to exercise any and all voting

		and other rights of consent or approval pertaining to

		the Pledged Collateral or any part thereof for any

		purpose not inconsistent with the terms of this

		Agreement or the Credit Agreement; provided, however,
						   --------  -------
		that the Grantor shall not exercise or refrain from

		exercising any such right without the consent of the

		Administrative Agent if such action or inaction would

		have a material adverse effect on the value of the

		Pledged Collateral or the benefits to the Administrative

		Agent, the Lenders, the Issuing Banks, the Arranger and

		the Syndication Agents, including, without limitation,

		the validity, priority or perfection of the security

		interest granted hereby or the remedies of the

		Administrative Agent hereunder.



			(ii)    The Grantor and not the Administrative Agent

		shall be entitled to receive and retain any and all dividends

		and interest paid in respect of the Pledged Collateral;

		provided, however, that any and all
		--------  -------


				(A)     dividends and interest paid or payable

		other than in cash in respect of, and instruments and other

		property received, receivable or otherwise distributed in

		respect of, or in exchange for, any Pledged Collateral,

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				      -9-



				(B)     dividends and other distributions

		paid or payable in cash in respect of any Pledged Collateral

		consisting of stock of any Subsidiary of the Grantor and

		dividends and other distributions paid or payable in cash

		in respect of any other Pledged Collateral in connection

		with a partial or total liquidation or dissolution or in

		connection with a reduction of capital, capital-surplus or

		paid-in-surplus, and



				(C)     cash paid, payable or otherwise

		distributed in respect of principal of, or in redemption of,

		or in exchange for, any Pledged Collateral,



	shall forthwith be delivered to the Administrative Agent, in the

	case of (A) above, to hold as Pledged Collateral and shall, if

	received by the Grantor, be received in trust for the benefit of

	the Administrative Agent, the Lenders, the Issuing Banks, the

	Arranger and the Syndication Agents, be segregated from the other

	property or funds of the Grantor, and be forthwith delivered to

	the Administrative Agent, as Pledged Collateral in the same form

	as so received (with any necessary indorsement) and, in the case

	of (B) and (C) above, to the extent required under the terms of

	the Credit Agreement, shall forthwith be delivered to the

	Administrative Agent to be applied to the Guaranteed Obligations

	in such order as provided in Section 2.05(b) of the Credit Agreement.
				     ---------------

			(iii)   The Administrative Agent shall promptly

	execute and deliver (or cause to be executed and delivered) to

	the Grantor all such proxies and other instruments as the Grantor

	may reasonably request for the purpose of enabling the Grantor

	to exercise the voting and other rights which it is entitled

	to exercise pursuant to paragraph (i) above and to receive the

	dividends or interest payments which it is authorized to receive

	and retain pursuant to paragraph (ii) above.



		(b)     Upon the occurrence and during the continuance of an

Event of Default and at the Administrative Agent's option:



			(i)     All rights of the Grantor to exercise the

	voting and other rights of consent or approval which it would

	otherwise be entitled to exercise pursuant to Section 8(a)(i)
							      -------
	hereof and to receive the dividends and interest payments which

	it would otherwise be authorized to receive and retain pursuant

	to Section 8(a)(ii) hereof shall cease, and all such rights
	   ----------------
	shall thereupon become vested in the Administrative Agent,

	who shall thereupon have the sole right to exercise such voting

	and other rights of consent or approval and to receive and hold

	as Pledged Collateral such dividends and interest payments.


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					 -10-


			(ii)    All dividends and interest payments which are

		received by the Grantor contrary to the provisions of paragraph

		(i) of this Section 8(b) hereof shall be received in trust for
			    ------------
		the benefit of the Administrative Agent, the Lenders, the

		Issuing Banks, the Arranger and the Syndication Agents and

		shall be segregated from other funds of the Grantor and shall

		be forthwith paid over to the Administrative Agent as Pledged

		Collateral in the same form as so received (with any necessary

		indorsement).



		Section 8.  Additional Shares.  The Grantor agrees that it
			    -----------------
will (i) cause each issuer of the Pledged Shares subject to its control not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to the Grantor or as otherwise permitted under the Credit Agreement, and (ii) pledge hereunder,

immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of the

Pledged Shares; provided that in no event shall the Grantor be required to pledge more than 65% of the shares of any Foreign Subsidiary.  The

Grantor hereby authorizes the Administrative Agent to modify this Agreement by amending Annex I to include such additional shares or other securities.
	    -------



	Section 9.  Payment of Taxes and Claims.  The Grantor shall pay (i)
		    ---------------------------
all taxes, assessments and other charges of any Governmental Authority imposed upon it or on any of the Collateral before any penalty or interest accrues thereon, and (ii) all claims (including, without limitation, claims for labor, services, materials and supplies) for sums materially adversely affecting the Collateral, which have become due and payable and which by law have or may become a lien or other encumbrance upon any of the

Collateral prior to the time when any penalty or fine shall be incurred with respect thereto; provided that no such taxes, assessments and charges
		      --------
of any such governmental authority referred to in clause (i) above or claims referred to in clause (ii) above need to be paid if being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and enforcement thereof is stayed and if a reserve or other appropriate provision required in conformity with GAAP shall have been made therefor.



	Section 10.  The Administrative Agent Appointed Attorney-in-Fact.
		      --------------------------------------------------
The Grantor hereby irrevocably appoints the Administrative Agent the

Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Administrative Agent's discretion, to take, upon the occurrence and during the continuance of an Event of Default, any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Agreement

(subject to the rights of the Grantor under Section 7 hereof), including,
					    ---------
without limitation:



		(a)     to obtain and adjust insurance required to be paid

	to the Administrative Agent pursuant to Section 6(c) hereof,
						------------

===========================================================================
				  -11-


			(i)     to ask, demand, collect, sue for, recover,

	compromise, receive and give acquittance and receipts for moneys

	due and to become due under or in respect of any of the Collateral,



			(ii)    to receive, indorse, and collect any drafts

	or other instruments, documents and chattel paper, in connection

	with clause (i) or (ii) above,



			(iii)   to sell or assign any Account upon such terms,

	for such amount and at such time or times as Administrative Agent

	deems advisable, to settle, adjust, compromise, extend or renew any

	Account or to discharge and release any Account,



			(iv)    to file any claims or take any action or

	institute any proceedings which the Administrative Agent may deem

	necessary or desirable for the collection of any of the Collateral

	or otherwise to enforce the rights of the Administrative Agent with

	respect to any of the Collateral, and



			(v)     to receive, indorse and collect all

	instruments made payable to the Grantor representing any dividend,

	interest payment or other distribution in respect of the Pledged

	Collateral or any part thereof and to give full discharge for the

	same.



	Nothing set forth in this Section 10 and no exercise by the
				  ----------
Administrative Agent of the rights and powers granted in this Section 10
							      ----------
shall limit or impair the Grantor's rights under Section 7 hereof.
						 ---------
The Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.  All powers, authorizations and agencies contained in this Agreement are coupled with an interest and shall be irrevocable until the Obligations are paid in full, no Letters of Credit are outstanding and the commitments of the Lenders to extend credit under the Credit Agreement are terminated.



	Section 11.  The Administrative Agent May Perform.  If the Grantor
		     ------------------------------------
fails to perform any agreement contained herein, the Administrative Agent,

upon written notice to the Grantor if practicable, may itself perform,

or cause performance of, such agreement, and the expenses of the

Administrative Agent incurred in connection therewith shall be payable by the Grantor under Section 15 hereof.
		     ----------


	Section 12.  The Administrative Agent's Duties.  The powers
		     ---------------------------------
conferred on the Administrative Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it,

in the absence of willful misconduct or gross negligence, to exercise any such powers.  Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any

Collateral.  The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the

Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Administrative Agent accords

========================================================================
			     -12-


its own property, it being understood that the Administrative Agent shall be under no obligation to (i) ascertain or take action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the

Administrative Agent has or is deemed to have knowledge of such matters, or (ii) take any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral, but may do so at its option, and all reasonable expenses incurred in connection therewith shall be for the sole account of the Grantor and shall be added to the Guaranteed Obligations.



	Section 13.  Remedies.  If any Event of Default shall have
		     --------
occurred and be continuing:


		(a)     The Administrative Agent may exercise in respect

of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code as in effect from time to time in the State of New York (the "Code")
							 ---
(whether or not the Code applies to the affected Collateral) and also may (i) require the Grantor to, and the Grantor hereby

agrees that it will at its expense and upon request of the

Administrative Agent forthwith, assemble all or any part of

the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place to be designated by the Administrative Agent which is reasonably convenient to both parties and (ii) without notice except as specified below, sell,

lease, assign, grant an option or options to purchase or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as may be

commercially reasonable.  The Administrative Agent may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale) and thereafter hold the same,

absolutely, free from any right or claim of whatsoever kind.

The Administrative Agent is authorized, at any such sale, if it deems it advisable so to do, to restrict the prospective bidders or purchasers of any of the Pledged Collateral to persons who will represent and agree that they are purchasing for their own

account for investment, and not with a view to the distribution or sale of any such Pledged Collateral, and to take such other actions as it may deem appropriate to exempt the offer and sale of the Collateral from any registration requirements of state or federal securities laws (including, if it deems it appropriate,

actions to comply with Regulation D of the Securities and Exchange

Commission under the Securities Act of 1933, as from time to time amended (the "Securities Act")).  To the extent permitted by law,
	      --------------
the Grantor hereby specifically waives all rights of redemption,

stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter in force.  The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' written notice to the Grantor of the time and place of any public sale or the time after which any private

====================================================================
			   -13-


sale is to be made shall constitute reasonable notification.

The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.

The Administrative Agent may adjourn any public or private

sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice,

be made at the time and place to which it was so adjourned.

In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the selling price is paid by the purchaser thereof, but the Administrative Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice.

The Administrative Agent instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the security interests herein granted and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.


		(b)     Any cash held by the Administrative Agent as

Collateral and all cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the

Administrative Agent, be held by the Administrative Agent as

Collateral for, and/or then or at any time thereafter applied against

(after payment of any amounts payable to the Administrative Agent pursuant to Section 16 hereof) in whole or in part by the
	    ----------
Administrative Agent, for the benefit of the Administrative Agent,

the Lenders and the Issuing Banks, all or any part of the Guaranteed

Obligations.  Any surplus of such cash or cash proceeds held by the

Administrative Agent and remaining after payment in full of all the Guaranteed Obligations under this Agreement, the expiration or termination of all outstanding Letters of Credit and the termination of the commitments of the Lenders to extend credit under the Credit

Agreement shall be promptly paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus.



		(c)     (i)  Subject to Section 7.06 of the Credit

Agreement, the Administrative Agent shall have the right to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Grantor shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications.  Subject to Section 7.06 of the Credit Agreement, at any time and from time to time, upon the

Administrative Agent's request and at the expense of the Grantor,

the Grantor shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the

Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts.



		(ii)  At any time after the occurrence and during

	the continuance of an Event of Default, the Grantor hereby

	authorizes the Administrative Agent to collect the Grantor's

==========================================================================
				  -14-


	Accounts.  If required by the Administrative Agent at any

	time after the occurrence and during the continuance of an

	Event of Default, any payments of Accounts, when collected by

	any Grantor, (i) shall be forthwith (and, in any event, within

	two Business Days) deposited by the Grantor in the exact

	form received, duly indorsed by such Grantor to the

	Administrative Agent if required, in a Collateral Account

	maintained under the sole dominion and control of the

	Administrative Agent, subject to withdrawal by the

	Administrative Agent for the account of the Lenders only as

	provided herein, and (ii) until so turned over, shall be

	held by the Grantor in trust for the Administrative Agent,

	the Lenders, the Issuing Banks, the Arranger and the

	Syndication Agents, segregated from other funds of the Grantor.

	Each such deposit of proceeds of Accounts shall be accompanied

	by a report identifying in reasonable detail the nature and

	source of the payments included in the deposit.



		(iii)  At the Administrative Agent's request, the Grantor

	shall deliver to the Administrative Agent all original and other

	documents (other than register tapes) evidencing, and relating to,

	the agreements and transactions which gave rise to the Accounts,

	including, without limitation, all original orders, invoices and

	shipping receipts.




		(iv)  The Administrative Agent in its own name or in the

	name of others may at any time after the occurrence and during the

	continuance of an Event of Default communicate with obligors under

	the Accounts to verify with them to the Administrative Agent's

	satisfaction the existence, amount and terms of any Accounts.




		(v)  Upon the request of the Administrative Agent at any

	time after the occurrence and during the continuance of an Event of

	Default, the Grantor shall notify obligors on the Accounts that the

	Accounts have been assigned to the Administrative Agent for the

	ratable benefit of the Lenders and that payments in respect

	thereof shall be made directly to the Administrative Agent.




	Section 14.  Registration Rights.
		     -------------------

		(a)     If the Administrative Agent shall determine to

	exercise its right to sell all or any of the Pledged Collateral

	pursuant to Section 13 hereof, the Grantor agrees that, upon
		    ----------
	request of the Administrative Agent, the Grantor will, at its

	own expense:



			(i)     execute and deliver, and cause each

		issuer of the Pledged Collateral which is a Subsidiary

		contemplated to be sold and the directors and officers

		thereof to execute and deliver, all such instruments and

		documents, and do or cause to be done all such other acts

		and things, as may be necessary or, in the opinion of the

		Administrative Agent, advisable to register such Pledged

		Collateral under the provisions of the Securities Act,

		and to cause the registration statement relating thereto

		to become effective and to remain effective for such

=============================================================================
				      -15-


		period as prospectuses are required by law to be furnished,

		and to make all amendments and supplements thereto and to

		the related prospectus which, in the opinion of the

		Administrative Agent, are necessary or advisable, all in

		conformity with the requirements of the Securities Act

		and the rules and regulations of the Securities and

		Exchange Commission applicable thereto;



			(ii)    use its best efforts to qualify the Pledged

		Collateral under the state securities or "Blue Sky" laws

		and to obtain all necessary approvals of all Governmental

		Authorities for the sale of the Pledged Collateral, as

		requested by the Administrative Agent;



			(iii)   cause each such issuer to make available

		to its security holders, as soon as practicable, an earnings

		statement which will satisfy the provisions of Section 11(a)
							       -------------
		of the Securities Act; and



			(iv)    do or cause to be done all such other acts

		and things as may be necessary to make such sale of the

		Pledged Collateral or any part thereof valid and binding

		and in compliance with applicable law.



		(b)     Determination by the Administrative Agent to

	exercise its right to sell any or all of the Pledged Collateral

	pursuant to Section 13 hereof without making a request of the
		    ----------
	Grantor pursuant to Section 14(a) hereof shall not by the sole
			    -------------
	fact of such sale be deemed to be commercially unreasonable.



	Section 15.  Binding Effect; Benefits.  This Agreement shall be
		     ------------------------
binding upon the Grantor and its successors and assigns, and shall inure to the benefit of the Administrative Agent, the Lenders, the Issuing Banks,

the Arranger and the Syndication Agents.  The Grantor's successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession of or for the Grantor.



	Section 16.  Expenses.  The Grantor shall upon written demand pay
		     --------
to the Administrative Agent the amount of any and all expenses, including the fees and disbursements of its counsel and of any experts and agents,

as provided in Section 12.03 of the Credit Agreement.
	       -------------



	Section 17.  Amendments, Etc.  No amendment or waiver of any
		     ---------------
provision of this Agreement nor consent to any departure by the Grantor herefrom shall in any event be effective unless the same shall be in writing and signed by the party to be charged therewith, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.




	Section 18.  Notices.  All notices and other communications
		     -------
provided for hereunder shall be given in the manner set forth in the

Credit Agreement and to the addresses first above written or, as to

=========================================================================
				    -16-



each party, at such other address as may be designated by such party in a written notice to the other party.



	Section 19.  Continuing Security Interest; Termination.
		     -----------------------------------------
(a)  This Agreement shall create a continuing security interest in the

Collateral and shall (i) remain in full force and effect until payment in full of the Guaranteed Obligations, the termination of the commitments of the Lenders to extend credit under the Credit Agreement,

the expiration or termination of all Letters of Credit and the termination of the Credit Agreement, (ii) be binding upon the Grantor,

its successors and assigns and (iii) except to the extent that the rights of any transferor or assignor are limited by Section 12.01
						    -------------
(concerning assignments) of the Credit Agreement, inure,

together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent, the Lenders,

the Issuing Banks, the Arranger and the Syndication Agents, subject to the terms and conditions of the Credit Agreement.  Without limiting the generality of the foregoing clause (iii), any Lender may assign or otherwise transfer any interest in any Loan owing to such Lender to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the

Administrative Agent herein or otherwise, subject, however, to the provisions of Section 12.01 (concerning assignments) of the
		  -------------
Credit Agreement.  Nothing set forth herein or in any other Loan

Document is intended or shall be construed to give the Grantor's successors and assigns any right, remedy or claim under, to or in respect of this Agreement, any other Loan Document or any Collateral.

The Grantor's successors and assigns shall include, without limitation,

a receiver, trustee or debtor-in-possession thereof or therefor.



	(b)     Upon the payment in full of the Guaranteed Obligations,

the termination of the commitments of the Lenders to extend credit under the Credit Agreement, the termination or expiration of all Letters of

Credit and the termination of the Credit Agreement, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantor.  Upon any such termination, the Administrative

Agent shall promptly return to the Grantor, at the Grantor's expense,

such of the Collateral held by the Administrative Agent as shall not have been sold or otherwise applied pursuant to the terms hereof.

The Administrative Agent will, at the Grantor's expense, execute and deliver to the Grantor such other documents as the Grantor shall reasonably request to evidence such termination.



	Section 20.  Applicable Law; Severability.  This Agreement
		     ----------------------------
shall be construed in all respects in accordance with, and governed by,

the laws of the State of New York.  Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law,

such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.



	Section 21.  Consent to Jurisdiction and Service of Process;
		     ----------------------------------------------
Waiver of Jury Trial.  ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST EACH
--------------------
PARTY HERETO WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN ANY

====================================================================
			      -17-


STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF

NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH

PARTY HERETO ACCEPTS, FOR ITSELF IN AND IN CONNECTION WITH ITS

PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE

JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE

BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH

THIS AGREEMENT FROM WHICH NO APPEAL HAS BEEN TAKEN OR IS AVAILABLE.

EACH PARTY HERETO IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF

ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING

BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL,

POSTAGE PREPAID, TO ITS NOTICE ADDRESS SPECIFIED ON THE FIRST PAGE

HEREOF, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH

MAILING.  EACH OF THE GRANTOR AND, BY ACCEPTANCE HEREOF,

THE ADMINISTRATIVE AGENT, THE ARRANGER, THE SYNDICATION AGENTS

AND THE LENDERS, IRREVOCABLY WAIVES (A) TRIAL BY JURY IN ANY

ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, AND (B)

ANY OBJECTION (INCLUDING WITHOUT LIMITATION, ANY OBJECTION OF

THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS)
					       --------------------
WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH

ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT IN ANY

JURISDICTION SET FORTH ABOVE.  NOTHING HEREIN SHALL AFFECT THE

RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR

SHALL LIMIT THE RIGHT OF ANY PARTY HERETO TO BRING PROCEEDINGS

AGAINST ANY OTHER PARTY HERETO IN THE COURTS OF ANY OTHER JURISDICTION.



	Section 22.  Waiver of Notice, Hearing and Bond.
		     ----------------------------------
THE GRANTOR WAIVES ALL RIGHTS TO NOTICE AND HEARING OF ANY KIND PRIOR

TO THE EXERCISE BY THE ADMINISTRATIVE AGENT OR THE LENDERS OF ITS RIGHTS,

FROM AND AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT, TO REPOSSESS THE

COLLATERAL WITH JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON

THE COLLATERAL.  THE GRANTOR WAIVES THE POSTING OF ANY BOND OTHERWISE

REQUIRED OF THE ADMINISTRATIVE AGENT OR THE LENDERS IN CONNECTION WITH

THE JUDICIAL PROCESS OR PROCEEDING TO OBTAIN POSSESSION OF, REPLEVY,

ATTACH, OR LEVY UPON THE COLLATERAL TO ENFORCE ANY JUDGMENT OR

OTHER COURT ORDER ENTERED IN FAVOR OF THE ADMINISTRATIVE AGENT OR

THE LENDER OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING

ORDER PRELIMINARY OR PERMANENT INJUNCTION, THIS AGREEMENT.



	Section 23.  Advice of Counsel.  THE GRANTOR REPRESENTS TO
		     -----------------
THE ADMINISTRATIVE AGENT THAT IT HAS DISCUSSED THIS AGREEMENT WITH

ITS ATTORNEYS.

======================================================================
			       -18-



	Section 24.  Section Titles.  The section titles herein are
		     --------------
for convenience and reference only and shall not affect in any way the interpretation of any of the provisions hereof.



       IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the day first above written.



					 ANNTAYLOR STORES CORPORATION


					 By:/s/ Walter J. Parks
					    ---------------------------
					    Name: Walter J. Parks
					    Title:  Senior Vice President-
						    Chief Financial Officer


Agreed and accepted to as of
the date first above written:

BANK OF AMERICA NATIONAL TRUST
  AND SAVINGS ASSOCIATION,
  as Administrative Agent


By:/s/ Dietmar Schiel
   --------------------------
   Name: Dietmar Schiel
   Title: Vice President